                                                               Exhibit 99.1


                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS


IN RE:   Aerovox, Inc.                               CASE NO.: 01-14680jnf

                                                     JUDGE: Joan N. Feeney


DEBTOR CHAPTER 11 MONTHLY OPERATING REPORT FOR MONTH ENDING January 26, 2002 COMES NOW, AEROVOX, INC. Debtor-In-Possession and hereby submits its Monthly Operating Report for the period commencing December 30, 2001 and ending January 26, 2002 as shown by the report and exhibits consisting of 13 pages and containing the following, as indicated:

Pages
-----
1 - 6    Monthly Reporting Questionnaire (Attachment 1)

7 - 8    Comparative Balance Sheets (Forms OPR-1 & OPR-2)

  9      Summary of Accounts Receivable (Form OPR-3)

10 - 12  Schedule of Post-petition Liabilities (Form OPR-4)

  13     Income Statement (Form OPR-5)

  14     Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date: February 22, 2002
      -----------------
                             DEBTOR(S)-IN-POSSESSION

                                          By: ___________________________
                                                       (Signature)

                                          _______________________________
                                                       (Signature)

                                          Name & Title: F. Randal Hunt
                                                        -------------
                                                        CFO & Sr. Vice President
                                                        ------------------------
                                          Address:      167 John Vertente Blvd.
                                                        ----------------------
                                                        New Bedford, MA 02745
                                                        ---------------------
                                          Telephone:    (508) 910-3200
                                                        ---------------------

                                                             Exhibit 99.1

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE



CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH ENDED: January 26, 2002


1.  Payroll:      State the amount of all executive wages paid and taxes
    -------
withheld and paid.

Name and Title of Executive                     Wages Paid      Taxes Withheld
---------------------------                   Gross     Net    Due        Paid
                                              -----     ---    ---        ----

Robert D. Elliott  CEO & President           30,769   16,036   0        11,972

F. Randal Hunt     CFO & Sr. Vice President  11,923    7,282   0         3,748

Martin Hudis       Sr. VP Technology         15,385    9,426   0         4,568


TOTALS                                       58,077   32,742   0        20,288

                                                                   Exhibit 99.1

                                                                   Attachment 1

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH ENDED: January 26, 2002


2.  Insurance:  Is workers' compensation and other insurance in effect? Yes
    ---------   Are payments current? Yes
                If any policy has lapsed, been replaced or renewed, state so in schedule below. Attach a copy of the new policy's binder or cover page:

      Type        Carrier Name       Coverage          Expiration       Date
      ----        ------------
                                 Amount   Policy#    Date      Premium Coverage
                                 ------   -------    ----      ----------------

    Homeowners    NONE

    Rental
    Property      NONE

    Liability     See Attached

    Vehicle

    Workers
    Compensation  See Attached

                                                                    Exhibit 99.1

                                                                    Attachment 1

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH ENDED: January 26, 2002

3. Bank Accounts
   -------------

                              Payroll      Operating      Operating   Operating   Debit Card
                              -------      ---------      ---------   ---------   ----------
Bank Name                    Citizens       Citizens         Fleet       Fleet      Citizens
Account #                  110315-944-2   1103-159-450    9429117763   50010879    1103159469
Beginning Book Balance          3896.72       933319.6      73525.68          0       5915.35
Plus: Deposits                528316.29      3716591.5    3529139.39          0             0
Less: Disbursements          -515538.61     -3790241.3                        0       -170.63
Other: Transfers In/Out               0         6423.1   -3461055.88          0        -45.09
                           ------------   ------------   -----------   --------    ----------

Ending Book Balance            16674.40       866092.9     141609.19          0       5699.63


3. Bank Accounts-continued
   -----------------------

                              Savings       Checking        Payroll                  TOTALS
                              -------       --------        -------                  ------
Bank Name                    Citizens        Keybank        Fleet
Account #                     110315950    19968100261   005119-1739
Beginning Book Balance        3000000.0              0             0             4,016,657.40
Plus: Deposits                   6423.1                            0             7,780,470.31
Less: Disbursements                                  0             0            -4,305,950.55
Other: Transfers In/Out         -6423.1              0                          -3,461,100.97
                           ------------   ------------   -----------            -------------

Ending Book Balance           3000000.0              0             0             4,030,076.19

                                                                    Exhibit 99.1

                                                                    Attachment 1

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH ENDED: January 26, 2002



4. Post-petition Payments:  List any post-petition payments to professionals and
   -----------------------
                            payments on post-petition debts in the schedule below (attach separate sheet if necessary).

    Payments To/On                Amount           Date               Check#
    --------------                ------           ----               ------
Professionals (attorneys,
accountants, etc.)
Argus Management                 2,356.72         01/02/02         Wire Transfer
Argus Management                 1,022.72         01/02/02         Wire Transfer
Argus Management                 1,935.44         01/09/02         Wire Transfer
Argus Management                 2,093.20         01/15/02         Wire Transfer
Argus Management                 1,228,80         01/23/02         Wire Transfer
Hanify & King                  152,846.95         01/11/02         #3951
Pre-Petition debts:                  None

                                                                    Exhibit 99.1

                                                                    Attachment 1

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH ENDED: January 26, 2002

      Type                              Carrier Name                                Coverage                       Expiration
      ----                              ------------
                                                                            Amount            Policy #          Premium Coverage
                                                                            ------            --------          ----------------
Umbrella Liability             Royal Insurance Co. of America             44,010,000       PLA3793390001        12/31/01-12/31/02

Flood Ins                      National Flood Ins. Program                 1,000,000          3000240294        03/07/01-03/07/02

International Property         American & Foreign Ins. Co.                15,115,000         AIB95150001        12/31/01-12/31/02

International General
Liability                      American & Foreign Ins. Co                 $2,000,000         AIB95150001        12/31/01-12/31/02
                                                                     aggregate limit

International Auto             American & Foreign Ins. Co.            $1,000,000 CSL          AIB5150001        12/31/01-12/31/02

Domestic Property              Affiliated FM Ins Co                       89,112,103               AL219        12/31/01-12/31/02

Domestic Auto                  American & Foreign Ins. Co.                 3,038,000          AMHX184690        12/31/01-12/31/02

General Liability &
Employee Benefits Liability    American & Foreign Ins. Co.                 7,110,000       AST1127530001        12/31/01-12/31/02

D&0                            Federal Ins. Co.                            7,500,000           81303380E        12/31/01-07/01/02

*Workers Comp                  Fidelity & Deposit (Fid. Bond)              2,800,000                #LPM     Bond still in place for
                                                                                               833508503       prev. open claims

Workers Comp                   Aim Mutual Ins. Co                          1,500,000   WCC500044901-2001        11/01/01-12/31/02


*Employee H&W Benefits         BCBS                                        2,000,000            #0004119        01/01/02-12/31/02
                               Medical Claims                                                  #MLN00374
                               Delta Dental                                                        #1128

Workers Comp                   Security Ins Co of Hartford (AL & TX)       1,500,000         NNE10058500        10/01/01-10/01/02

Errors & Omissions             Royal & SunAlliance Ins. Co.               $2,000,000           ALB001539        12/31/01-12/31/02
                                                                     aggregate limit

Mexico Property                Seguros Commercial America                $17,338,352            QR100496        12/31/01-12/31/02

Mexico General Liability       Seguros Commercial America                   $100,000            LR100072        12/31/01-12/31/02
                                                                           aggregate

Executive Protection           Federal Ins. Co.                     $1,000,000 limit           81595611B        07/19/01-07/19/02